UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2017

Fortress Transportation and Infrastructure Investors LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37386	32-0434238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor, New York, New York 10105
(Address of Principal Executive Offices) (Zip Code)

(212) 798-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.	Results of Operations and Financial Condition.

On November 2, 2017, the Company issued a press release announcing the Company’s results for its fiscal quarter ended September 30, 2017. A copy of the Company’s press release is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

This Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated November 2, 2017, issued by Fortress Transportation and Infrastructure Investors LLC

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated November 2, 2017, issued by Fortress Transportation and Infrastructure Investors LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

By:	/s/ Scott Christopher
Name:	Scott Christopher
Title:	Chief Financial Officer and Chief Accounting Officer

Date: November 2, 2017